UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

COURSERA, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40275	45-3560292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2440 West El Camino Real, Suite 500 Mountain View, California		94040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 963-9884
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	COUR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 11, 2026, Coursera, Inc., a Delaware public benefit corporation (the “Company”), completed its previously announced combination with Udemy, Inc., a Delaware corporation (“Udemy”), pursuant to that certain Agreement and Plan of Merger, dated as of December 17, 2025 (the “Merger Agreement”), by and among Udemy, the Company and Chess Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”).  Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Udemy (the “Merger”), with Udemy continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of Udemy (“Udemy Common Stock”) issued and outstanding immediately prior to the Effective Time, except for certain shares owned by the Company, Udemy or Merger Sub, was converted into the right to receive 0.800 shares of common stock (the “Exchange Ratio”), par value $0.00001 per share, of the Company (“Company Common Stock”), together with cash in lieu of fractional shares of Company Common Stock, determined in accordance with the terms of the Merger Agreement.

At the Effective Time, each option to purchase shares of Udemy Common Stock (a “Udemy Stock Option”) and each stock appreciation right in respect of shares of Udemy Common Stock (a “Udemy SAR”) that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was converted into the right to receive (without interest), less applicable tax withholdings, a number of shares of Company Common Stock equal to the product of (1) the Net Option Share Amount (as defined below), multiplied by (2) the Exchange Ratio.  The “Net Option Share Amount” means, with respect to each Udemy Stock Option or Udemy SAR, as applicable, the quotient of (i) the product of (x) the excess, if any, of the Merger Consideration Value (as defined below) over the applicable per share exercise price as of immediately prior to the Effective Time, multiplied by (y) the number of shares of Udemy Common Stock subject to such Udemy Stock Option or Udemy SAR, as applicable, as of immediately prior to the Effective Time, divided by (ii) the Merger Consideration Value.  The “Merger Consideration Value” means the product of (A) $4.78, which is the average closing price of Company Common Stock for the five full trading days preceding the closing date of the Merger, multiplied by (B) the Exchange Ratio.  Udemy Stock Options and Udemy SARs with a per-share exercise price equal to or greater than the Merger Consideration Value were cancelled for no consideration.

At the Effective Time, each restricted stock unit award covering shares of Udemy Common Stock that was outstanding immediately prior to the Effective Time and was not subject to performance-based vesting conditions (a “Udemy RSU Award”) and was not granted in respect of services to a non-employee director of Udemy was assumed by the Company and converted into a restricted stock unit award covering Company Common Stock (a “Company RSU Award”) having the same terms and conditions as applied to the corresponding Udemy RSU Award as of immediately prior to the Effective Time, except that each such Company RSU Award covers a number of shares of Company Common Stock (rounded to the nearest whole number of shares) equal to the product of (1) the number of shares of Udemy Common Stock that were subject to the Udemy RSU Award as of immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio.

At the Effective Time, each Udemy RSU Award that was granted in respect of the holder’s services as a non-employee director of Udemy (a “Director Award”) and was outstanding immediately prior to the Effective Time became fully vested and converted into the right to receive the number of shares of Company Common Stock (rounded to the nearest whole number of shares) equal to the product of (1) the number of shares of Udemy Common Stock that were subject to the Director Award as of immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio.

At the Effective Time, each restricted stock unit award covering shares of Udemy Common Stock that was outstanding immediately prior to the Effective Time and was subject to performance-based vesting conditions (a “Udemy PSU Award”) was assumed by the Company and converted into a Company RSU Award having the same terms and conditions as applied to the corresponding Udemy PSU Award as of immediately prior to the Effective Time, except that each such Company RSU Award covers that number of shares of Company Common Stock (rounded to the nearest whole number of shares) equal to the product of (1) the number of shares of Udemy Common Stock that were subject to the Udemy PSU Award as of immediately prior to the Effective Time, assuming performance at the greater of target and the actual level of performance as of immediately prior to the Effective Time, multiplied by (2) the Exchange Ratio.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations and Appointments

In accordance with the Merger Agreement, in connection with the closing of the Merger (the “Closing”), the board of directors of the Company (the “Board”) consisted of nine (9) directors, (i) six (6) of whom were designated by the Company from among the directors of the Company as of the date of the Merger Agreement, including the Chair of the Board and the Chief Executive Officer of the Company, and (ii) three (3) of whom were designated by Udemy from among the directors of Udemy as of the date of the Merger Agreement (each, an “Udemy Director Designee”).

In connection with the Closing, each of Amanda M. Clark, Susan W. Muigai and Sabrina L. Simmons resigned from the Board and any and all committees thereof.  Such resignations were not the result, in whole or in part, of any disagreement with the Company or the Company’s management.  At the time of such resignations, Ms. Clark served on the Company’s Audit Committee and Human Resources and Compensation Committee, Ms. Muigai served on the Company’s Human Resources and Compensation Committee, and Ms. Simmons served as the chair of the Company’s Audit Committee.

In connection with the Closing, Sohaib Abbasi, Marylou Maco and Lydia Paterson, each of whom were directors of Udemy as of the date of the Merger Agreement, were appointed to the Board effective immediately following the Closing, with (1) Ms. Paterson appointed to serve as a Class II director with a term expiring, and up for election, at the Company’s 2026 annual meeting of stockholders, and (2) Mr. Abbasi and Ms. Maco appointed to serve as Class III directors with a term expiring at the Company’s 2027 annual meeting of stockholders.  In addition, (1) Mr. Abbasi was appointed as a member of the Company’s Human Resources and Compensation Committee, (2) Ms. Maco was appointed as a member of the Company’s Nominating and Corporate Governance Committee and (3) Ms. Paterson was appointed as the chair of the Company’s Audit Committee, with each respective Board committee member to hold office until his or her resignation or removal or as otherwise determined by the Board.  In addition, Christopher D. McCarthy, a current director of the Company, was appointed as a member of the Company’s Audit Committee and the Human Resources and Compensation Committee, and removed from the Company’s Nominating and Corporate Governance Committee, effective immediately following the Closing.

Prior to the Closing, Sohaib Abbasi served as a member of Udemy’s board of directors since July 2023.  Mr. Abbasi has served as a senior advisor at TPG Global, a private equity firm, since July 2017, and previously as a member of Balderton Capital’s Executive Council from January 2018 to June 2023.  From 2004 to 2015, Mr. Abbasi served as the Chief Executive Officer of Informatica Corporation, a data integration company, where he also served as the Chair and a member of the board of directors.  Mr. Abbasi previously served in various executive roles at Oracle Corporation.  Mr. Abbasi served on the boards of Elastic, N.V. from July 2022 to September 2025 and McAfee Corp from November 2018 to March 2022.  Mr. Abbasi holds a B.S. and an M.S. in computer science from the University of Illinois at Urbana-Champaign.

Prior to the Closing, Marylou Maco served as a member of Udemy’s board of directors since December 2024. Ms. Maco has served on the board of directors of Avaya, LLC, a cloud communications company, since May 2023. Ms. Maco has also served as Chief Revenue and Customer Experience Officer at Avaya, LLC since December 2023.  Prior to Avaya, Ms. Maco served as the Executive Vice President of Worldwide Sales and Field Operations at Genesys Cloud Services, Inc., a customer experience software company, from July 2020 to January 2023.  Before Genesys, Ms. Maco served in several sales executive leadership positions, including at Oracle Corporation, Hewlett Packard Enterprise and CognitiveScale Corporation Notably, Ms. Maco also spent more than two decades at Cisco Systems.  Ms. Maco attended Penn State University, where she studied management and related support services.

Prior to the Closing, Lydia Paterson served as a member of Udemy’s board of directors since December 2019.  Ms. Paterson most recently served as an operating partner at Prosus N.V. from April 2024 to December 2024. Ms. Paterson previously served as Chief Executive Officer at OLX Group B.V., a global online classified marketplace and Prosus subsidiary, from March 2023 to April 2024, and as Chief Financial Officer from June 2016 to February 2023.  Prior to that, Ms. Paterson served as the Vice President, Global Finance and Corporate FP&A for PayPal Holdings, Inc, an online payments company, from 2012 to 2016.  She also served in various finance executive roles at eBay, Inc., a multinational e-commerce platform, from 1999 to 2012, and earlier served in various accounting roles at Coopers & Lybrand (subsequently PricewaterhouseCoopers) from 1993 to 1998.  Ms. Paterson received a B.B.A. from Simon Fraser University.  She has been designated by the Board as an “audit committee financial expert” as defined by regulations of the Securities and Exchange Commission (the “SEC”).

Other than as described in this Item 5.02, there are no other arrangements or understandings between Mr. Abbasi, Ms. Maco or Ms. Paterson, on the one hand, and the Company, on the other hand, or any other person pursuant to which Mr. Abbasi, Ms. Maco or Ms. Paterson was appointed as a director of the Company or related party transactions between Mr. Abbasi, Ms. Maco and Ms. Paterson, on the one hand, and the Company, on the other hand, that are required to be disclosed under Item 404(a) of Regulation S-K.

Entry into Indemnification Agreements

In connection with the Udemy Director Designees’ election to the Board, the Company will enter into the Company’s standard form of indemnification agreement with each Udemy Director Designee.

Compensation of Udemy Director Designees

Following their election to the Board, the Udemy Director Designees will be eligible to participate in the Company’s non-employee director compensation program and receive annual cash retainers and annual RSU awards, the material terms of which are described under the heading “Non-Employee Director Compensation” in the Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on April 30, 2026, which description is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2026 and prior to the Effective Time, the Company amended its Amended and Restated Certificate of Incorporation by filing with the Secretary of State of the State of Delaware a certificate of amendment (the “Charter Amendment”) to increase the number of authorized shares of Company Common Stock from 300,000,000 shares to 600,000,000 shares.  The Charter Amendment was authorized and adopted by the Board in accordance with Section 242(b)(1) of the General Corporation Law of the State of Delaware.  The Company’s stockholders adopted the Charter Amendment at a Special Meeting of Stockholders held on April 9, 2026.  The Charter Amendment became effective upon filing and prior to the Effective Time.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Matters.

On May 11, 2026, the Company issued a press release announcing the completion of the previously announced Merger.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

Financial statements, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1†
Agreement and Plan of Merger, dated December 17, 2025, by and among Coursera, Inc., Udemy, Inc.  and Chess Merger Sub, Inc.  (incorporated by reference to Exhibit 2.1 to Coursera’s Form 8-K filed on December 17, 2025 (File No.  333-293728)).

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Coursera, Inc.

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on October 31, 2025 (File No. 001-40275)).

99.1	Press Release of Coursera, Inc., dated May 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†
Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURSERA, INC.

By:	/s/ Alan B. Cardenas
Alan B. Cardenas
Senior Vice President, General Counsel and Secretary

Date:  May 11, 2026